EATON VANCE MASSACHUSETTS MUNICIPAL INCOME FUND Supplement to Prospectus dated February 1, 2010

1. As of the date of this Supplement Class B shares of the Eaton Vance Massachusetts Municipal Income Fund will no longer be available for purchase or exchange.

2. The following replaces the Shareholder Fees, Annual Fund Operating Expenses and Example tables that appear in "Fees and Expenses of the Fund" under "Fund Summaries - Massachusetts Municipal Income Fund":

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class C	Class I

Management Fees		0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees		0.20%	0.95%	n/a
Interest Expense(1)	0.21%
Expenses other than Interest Expense	0.18%
Other Expenses		0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses		1.04%	1.79%	0.84%

(1)	Interest expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, Total Annual Fund Operating Expenses would have been 0.83% for Class A, 1.58% for Class C, and 0.63% for Class I. See “Investment Objectives & Principal Policies and Risks" in this prospectus for a description of residual interest bond transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$576	$790	$1,022	$1,686	$576	$790	$1022	$1,686
Class C shares	$282	$563	$ 970	$ 2105	$182	$563	$ 970	$2,105
Class I shares	$86	$268	$ 466	$1,037	$86	$268	$ 466	$1,037

3. The following replaces "Derivatives Risk" under "Principal Risks" under "Fund Summaries -Massachusetts Municipal Income Fund":

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or securitiy held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. The loss on derivative transactions may substantially exceed the initial investment.

4. The following replaces "Performance" under "Fund Summaries - Massachusetts Municipal Income Fund":

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indicies. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2009, the highest quarterly total return for Class A was 12.48% for the quarter ended September 30, 2009, and the lowest quarterly return was -11.18% for the quarter ended December 31, 2008. For the 30 days ended September 30, 2009, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.45%) for Class A shares were 4.47% and 7.26%, respectively, for Class C shares were 3.96% and 6.43%, respectively, and for Class I shares were 4.90% and 7.96%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2009	One Year	Five Years	Ten Years

Class A Return Before Taxes	21.13%	1.16%	4.18%
Class A Return After Taxes on Distributions	21.11%	1.15%	4.17%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	15.75%	1.65%	4.30%
Class C Return Before Taxes	25.23%	1.37%	3.93%
Class I Return Before Taxes	27.93%	2.35%	4.92%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	18.52%	4.49%	6.50%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. The Class C performance shown above for the period prior to May 2, 2006 (commencement of operations) is the performance for Class A shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). If adjusted for other expenses, the returns would be different. Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital 20 Year Municipal Bond Index (formerly Lehman Brothers Municipal Bond 20 Year Index) consists of bonds in the Barclays Capital Municipal Bond Index with maturities of between 17 and 20 years. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

4. The following replaces the paragraph under "Purchase and Sale of Fund Shares" under "Important Information Regarding Fund Shares" under "Fund Summaries - Massachusetts Municipal Income Fund":

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

April 29, 2010	4546-4/10	TFC2/1PS1